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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 9, 2005

                             DRESSER-RAND GROUP INC.
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             (Exact name of registrant as specified in its Charter)

            Delaware                   001-32586               20-1780492
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(State or other jurisdiction of       (Commission             (IRS Employer
         Incorporation)               File Number)         Identification No.)

          Paul Clark Drive, Olean, New York                      14760
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (716) 375-3000

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

ITEM 1.01   ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                                   SIGNATURES

EXHIBIT INDEX

EXHIBIT 10.1

EXHIBIT 99.1

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ITEM 1.01   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

            Effective December 9, 2005, Dresser-Rand Group Inc., the "Company", entered into Indemnity Agreements with each of the current members of its Board of Directors. A copy of the form of Indemnification Agreement is attached as Exhibit 10.1 to this current report on Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            Effective on December 9, 2005, Louis A. Raspino and Philip R. Roth were appointed to the Company's Board of Directors filling newly created directorships. The Board has determined that Mr. Raspino and Mr. Roth are independent directors pursuant to New York Stock Exchange listing standards ("NYS Rules") and the applicable rules of the Securities and Exchange Commission. Mr. Roth and Mr. Raspino will both serve on the Board's Audit Committee, replacing Kenneth W. Moore. The Audit Committee is comprised of four members, three of which are independent directors. Mr. Moore will continue to serve as a director of the Company. With the appointments of Mr. Raspino and Mr. Roth to the Board's Audit Committee, the Company is now in compliance with NYSE Rules pertaining to audit committee composition. A copy of the Press Release announcing these appointments is attached as Exhibit 99.1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (d) Exhibits

                10.1   Form of Indemnification Agreement
                99.1   Press Release dated December 9, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DRESSER-RAND GROUP INC
                                            (Registrant)

Date: December 9, 2005                      By:  /s/ RANDY D. RINICELLA
                                                 -------------------------------
                                                 Randy D. Rinicella
                                                 Vice President, General Counsel
                                                 and Secretary

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                             DRESSER-RAND GROUP INC.

                                  EXHIBIT INDEX

EXHIBIT NO.     SUBJECT MATTER
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10.1            Form of Indemnification Agreement
99.1            Press Release dated December 9, 2005

                                        5